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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        (Date of Report) APRIL 12, 2006

                (Date of earliest event reported) APRIL 6, 2006

                         NORTHERN BORDER PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

           DELAWARE                       1-12202                93-1120873
(State or other jurisdiction of         (Commission             (IRS Employer
        incorporation)                  File Number)         Identification No.)

                  13710 FNB PARKWAY
                  OMAHA, NEBRASKA                             68154-5200
         (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (402) 492-7300

                                 Not Applicable
                           ---------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

NBP BRIDGE FACILITY

         On April 6, 2006, Northern Border Partners, L.P. entered into a $1.1 billion 364-day credit agreement with the lenders named therein and with SunTrust Bank, as Administrative Agent; Citicorp North America, Inc., as Syndication Agent; Bank of Montreal, UBS Loan Finance LLC, and Wachovia Bank, National Association, as Co-documentation Agents; and SunTrust Capital Markets, Inc. and Citigroup Global Markets Inc., as Co-lead Arrangers and Book Managers (the "NBP Bridge Facility"). On April 6, 2006, we borrowed $1.05 billion under the NBP Bridge Facility that was used to complete the ONEOK Transactions described under Item 2.01 of this Form 8-K.

         Until May 6, 2006, we can make one additional borrowing under the NBP Bridge Facility of up to $50 million for purposes of making payments related to the ONEOK Transactions. Upon the earliest of: (i) our terminating the remaining $50 million available commitment; (ii) our making one additional borrowing of up to $50 million; or (iii) May 6, 2006, no additional amounts can be drawn under the NBP Bridge Facility. Amounts outstanding under the NBP Bridge Facility must be repaid 364 days after the closing date of April 6, 2006. Additionally, we must make mandatory prepayments with the net cash proceeds of asset dispositions in excess of $10 million, or from the net cash proceeds received from issuances of equity or of debt having a term of greater than one year. The interest rate applied to amounts outstanding under the NBP Bridge Facility may, at our option, be either the lender's base rate or an adjusted London Interbank Offered Rate plus a spread that is based upon our long-term unsecured debt ratings. The term of the agreement is 364 days.

         Under the NBP Bridge Facility, we are required to comply with certain financial, operational and legal covenants. Among other things, we are required to maintain ratios of EBITDA (net income plus minority interests in net income, interest expense, income taxes and depreciation and amortization) to interest expense of greater than 3 to 1. We are also required to maintain a ratio of indebtedness to EBITDA of no more than 4.75 to 1. If we consummate one or more acquisitions in which the aggregate purchase price is $25 million or more, the allowable ratio of indebtedness to adjusted EBITDA will be temporarily increased to 5.25 to 1. Upon any breach of these covenants, amounts outstanding under the NBP Bridge Facility may become immediately due and payable.

         The description of the NBP Bridge Facility set forth under this Item
1.01 is qualified in its entirety by reference to the complete terms and conditions of the NBP Bridge Facility itself, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

AMENDED AND RESTATED NORTHERN BORDER PIPELINE PARTNERSHIP AGREEMENT

         Northern Border Intermediate Limited Partnership, our subsidiary ("NBILP"), sold to TC PipeLines Intermediate Limited Partnership ("TCILP") a 20% interest in Northern Border Pipeline Company resulting in each of NBILP and TCILP owning a 50% interest in Northern Border Pipeline (the "NBPL Sale"). The NBPL Sale was completed on April 6, 2006.

         As a result of the NBPL Sale, the General Partnership Agreement for Northern Border Pipeline Company effective as of March 9, 1978, as supplemented by the first through tenth supplements ("NBPL Original Partnership Agreement") was amended and restated effective as of April 6, 2006 to: (i) reflect the change in the ownership interests of the partners pursuant to the NBPL Sale,
(ii) to change the designation of the operator to TransCan Northwest Border, Ltd. ("TransCan"), (iii) eliminate outdated provisions (iv) revise the governance provisions, and (v) incorporate all prior amendments and changes in one document. The First Amended and Restated General Partnership Agreement of Northern Border Pipeline Company dated April 6, 2006 (the "First NBPL Amended Partnership Agreement") replaces the NBPL Original Partnership Agreement in its entirety.

         The major provisions adopted or changed include (all capitalized terms are as set forth in the First NBPL Amended Partnership Agreement unless otherwise indicated):


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   o  The Management Committee will consist of four members, with each partner designating two members, with one of the members selected by TCILP as chairman. The Management Committee will act upon the affirmative vote of a majority of the partners' percentage ownership, unless otherwise provided. For this purpose, each partner may, by notice to the other partner, allocate to each of its representatives all or any portion of its ownership interest.

   o The Management Committee will designate members of the Audit Committee. The Audit Committee will consist of three members, two of whom will be selected by each partner's representatives, with the partner whose affiliate is the operator having the right to only appoint one member to the Audit Committee. No member of the Audit Committee will be an employee, officer or director of the operator. Decisions of the Audit Committee will be by majority vote of the members.

   o The operator will be Northern Plains Natural Gas Company, LLC ("Northern Plains") until April 1, 2007, and effective April 1, 2007, the operator will be TransCan.

         The description of the First NBPL Amended Partnership Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms of the First NBPL Amended Partnership Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

SERVICES AGREEMENT

         On April 6, 2006, ONEOK, Inc. ("ONEOK"), Northern Plains, NBP Services, LLC ("NBP Services"), Northern Border Partners, L.P. and NBILP entered into a Services Agreement (the "Services Agreement"). The Services Agreement replaces the Administrative Services Agreement dated September 23, 1993 (the "Administrative Services Agreement") by and between NBP Services (formerly known as NBP Services Corporation), Northern Border Partners, L.P. and NBILP.

         The services previously provided to us pursuant to the Administrative Services Agreement will now be provided pursuant to the Services Agreement. The parties have determined that the operations of ONEOK and its affiliates and Northern Border Partners can operate more efficiently and cost effectively if certain common services are combined and shared.

         Under the Services Agreement, ONEOK will provide to us at least the type and amount of services that it provides to its other affiliates including those services required to be provided pursuant to Northern Border Partners and Northern Border Intermediate Limited Partnership's partnership agreements. Northern Plains will continue to operate our interstate natural gas pipeline assets according to each pipeline's operating agreement with Northern Plains; however, Northern Plains may purchase services from ONEOK and its affiliates pursuant to the terms of the Services Agreement. The costs for Services provided under the Services Agreement will be allocated and billed monthly consistent with the method of allocation of such costs among other ONEOK affiliates and consistent with applicable law. The Services Agreement is effective as of April 6, 2006 and remains in effect until terminated or until Services are no longer being provided.


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         As of April 6, 2006, ONEOK and its affiliates own all of our outstanding general partner interests and own an approximate 43% limited partner interest in us. NBP Services is a subsidiary of ONEOK and an affiliate of our general partners and us. Northern Plains is a subsidiary of ONEOK and one of our general partners. Certain officers of ONEOK or its subsidiaries are also officers of Northern Border Partners and members of Northern Border Partners' partnership policy committee.

         The description of the Services Agreement set forth under this Item
1.01 is qualified in its entirety by reference to the complete terms of the Services Agreement, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

CONSENT AND AMENDMENT TO NORTHERN BORDER PIPELINE COMPANY OPERATING AGREEMENT

         On April 6, 2006, Northern Border Pipeline Company entered into a Consent and Amendment to Operating Agreement (the "Operating Agreement Amendment") with Northern Plains, the current operator of its assets. The Operating Agreement Amendment provides Northern Plains' consent for Northern Border Pipeline to enter into a new operating agreement with TransCan and amends the term of Northern Border Pipeline's current operating agreement with Northern Plains to continue through March 31, 2007, subject to the provisions of the First NBPL Amended Partnership Agreement.

         Northern Plains, a wholly owned subsidiary of ONEOK, is one of Northern Border Partners' general partners. Northern Plains may use its affiliates, including ONEOK and its subsidiaries, to provide services to Northern Border Pipeline.

         The description of the Operating Agreement Amendment set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the Operating Agreement Amendment itself, which is filed as
Exhibit 10.4 hereto and is incorporated herein by reference.

NORTHERN BORDER PIPELINE COMPANY OPERATING AGREEMENT

         On April 6, 2006, Northern Border Pipeline entered into an Operating Agreement with TransCan ("TransCan Operating Agreement"). TransCan is an affiliate of TCILP, one of Northern Border Pipeline's general partners. TransCanada Corporation is the parent company of TransCan and TC PipeLines GP, Inc. TC PipeLines GP, Inc. is the sole general partner of TCILP.

         Pursuant to the TransCan Operating Agreement, TransCan will be the operator of Northern Border Pipeline's assets from April 1, 2007 to April 1, 2018. The TransCan Operating Agreement provides that TransCan shall have obligations related to Northern Border Pipeline including, among other things, the following:


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   o  Day-to-day management supervision and operating, maintenance, administrative and related services;

   o Activities related to marketing and administration of transportation or other services;

   o Manage construction of repairs, extensions, additions, improvements or replacements of the line;

   o Retain outside consultants, contractors and other services, including utilizing the services of its affiliates, provided that such services are utilized on terms materially no less favorable to Northern Border Pipeline than those prevailing at the time for comparable services;

   o TransCan shall be reimbursed for all costs and expenses authorized by Northern Border Pipeline's management committee without profit or loss;

   o TransCan will indemnify Northern Border Pipeline for all actions, claims, demands, costs and liabilities arising out of actions (or failures to act) by TransCan that are not in accordance with the terms of the TransCan Operating Agreement or an express direction by Northern Border Pipeline other than actions (or failures to act) by TransCan in good faith within the scope of its authority in the course of the operation of the pipeline;

   o Northern Border Pipeline will indemnify TransCan against all actions, claims, demands, costs and liabilities arising out of acts (or failure to act) of TransCan in good faith within the scope of its authority in the course of the operation of the pipeline, including claims, demands, costs and liabilities arising from the negligence of TransCan, its officers, agents, employees or affiliates. TransCan will not be indemnified for its gross negligence or willful misconduct; and

   o Other activities related to the day-to-day operation of the line, as provided in the TransCan Operating Agreement and allowed under the First NBPL Amended Partnership Agreement.

         The description of the TransCan Operating Agreement set forth under this Item 1.01 is qualified in its entirety by reference to the complete terms and conditions of the TransCan Operating Agreement, which is filed as Exhibit
10.5 hereto and is incorporated herein by reference.


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AMENDMENT TO NORTHERN BORDER PARTNERS PARTNERSHIP AGREEMENT

The information disclosed under Item 5.03 below is incorporated herein by reference.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

         On April 6, 2006, the Administrative Services Agreement discussed above in Item 1.01 was terminated and replaced with the Services Agreement discussed above in Item 1.01. NBP Services is an affiliate of ONEOK and our general partners. There were no early termination penalties incurred as a result of the termination of the Administrative Services Agreement. Through the Administrative Services Agreement, NBP Services provided certain services to Northern Border Partners in connection with its day-to-day business and affairs.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

DISPOSITION OF 20% INTEREST IN NORTHERN BORDER PIPELINE COMPANY

         On April 6, 2006, NBILP sold a 20% partnership interest (the "NBPL Partnership Interest") in Northern Border Pipeline Company to TCILP pursuant to the Partnership Interest Purchase and Sale Agreement (the "PIPA") dated as of December 31, 2005 (the "TCILP Transaction"). A description of the material terms of the PIPA was included under the heading "Partnership Interest Purchase and Sale Agreement" in Northern Border Partners' Form 8-K filed on February 21, 2006, which description is incorporated herein by reference. That description of the PIPA does not purport to be complete and is qualified in its entirety by reference to the PIPA which is filed as Exhibit 2.5 hereto and is incorporated herein by reference.

         The NBPL Partnership Interest was sold for (i) approximately $297 million in cash, and (ii) the buyer's assumption of approximately $120 million of debt related to Northern Border Pipeline. After the consummation of the TCILP Transaction, each of NBILP and TCILP owns a 50% interest in Northern Border Pipeline.

         An affiliate of TCILP formerly owned one of our general partners, which was sold to ONEOK in a transaction more fully described in Item 8.01 of this Form 8-K. An affiliate of TCILP has been named the operator of Northern Border Pipeline effective April 1, 2007. Currently, an affiliate of NBILP operates Northern Border Pipeline.

         With respect to the TCILP Transaction, Northern Border Partners' audit committee, which is comprised of independent members, determined that the disposition of the 20% interest in Northern Border Pipeline in accordance with the PIPA, was fair and reasonable to Northern Border Partners and in the interests of Northern Border Partners' unitholders. The audit committee engaged independent legal counsel and an independent financial adviser to assist in its determination.

ONEOK TRANSACTIONS

         On April 6, 2006, we completed the following transactions (the "ONEOK Transactions"):

         (1) Pursuant to the previously announced Contribution Agreement between ONEOK, NBILP and us (the "Contribution Agreement"), ONEOK contributed to us its entire gathering and processing segment and its entire pipelines and storage segment in exchange for the issuance by us to ONEOK of approximately 36,494,126 Class B units representing limited partnership interests in us. The limited partner units and the related general partner interest contribution are valued at approximately $1.65 billion. The actual number of units issued was determined by using the average closing price of our common units


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for the 20 trading days prior to signing of the Contribution Agreement. The form of Class B unit is filed as Exhibit 4.1 hereto. A working capital cash adjustment will be determined after closing.

         (2) We purchased from ONEOK its entire natural gas liquids segment in exchange for $1.35 billion in cash, subject to a working capital adjustment to be determined after closing, pursuant to a Purchase and Sale Agreement, dated February 14, 2006 between ONEOK and us (the "ONEOK Purchase and Sale Agreement").

         A description of the material terms of each of the Contribution Agreement and the ONEOK Purchase and Sale Agreement was included under the heading "Contribution Agreement" and "Purchase and Sale Agreement with ONEOK," respectively, in Northern Border Partners' Form 8-K filed on February 21, 2006, which descriptions are incorporated herein by reference. Those descriptions of the Contribution Agreement and the Purchase and Sale Agreement do not purport to be complete and are qualified in their entirety by reference to the Contribution Agreement and the Purchase and Sale Agreement which are filed as Exhibits 2.1 and 2.3, respectively, hereto and are incorporated herein by reference.

         The acquisition pursuant to the ONEOK Purchase and Sale Agreement were funded with proceeds from the NBP Bridge Facility described in Item 1.01 above and the proceeds from the sale of the NBPL Partnership Interest.

         As of April 6, 2006, ONEOK and its affiliates own all of our outstanding general partner interests and own an approximate 43% limited partner interest in us. Our officers and partnership policy committee members may also be officers and, in certain cases, board members of ONEOK. Also, ONEOK and its subsidiaries provide Services to us (as more fully described in Item 1.01 above).

         With respect to the ONEOK Transactions, Northern Border Partners' audit committee, which is comprised of independent members, determined that the ONEOK Transactions and the terms of the Contribution Agreement and the ONEOK Purchase and Sale Agreement were fair and reasonable to Northern Border Partners and in the interests of Northern Border Partners' unitholders. The audit committee engaged independent legal counsel and an independent financial adviser to assist in its determination.

In connection with the closing of the ONEOK Transactions on April 6, 2006, the Contribution Agreement and the ONEOK Purchase and Sale Agreement were amended. The amendments are filed as Exhibits 2.2 and 2.4, respectively, hereto.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information disclosed under the caption "NBP Bridge Facility" of Item 1.01 of this Form 8-K is incorporated into this Item 2.03 in its entirety by reference.

As of March 31, 2006, $231 million in borrowings were outstanding under our Amended and Restated Credit Agreement dated March 30, 2006 (the "NBP Amended and Restated Credit Agreement"). On April 6, 2006, we borrowed $75 million to fund certain bank accounts related to certain of the businesses acquired pursuant to the ONEOK Transactions. Under the NBP Amended and Restated Credit Agreement, we are required to pay interest on the outstanding amounts periodically, and are required to pay off all outstanding amounts at the end of the term, which is five years. For a description of the material terms and conditions of the NBP Amended and Restated Credit Agreement, please read Item 1.01 of Northern Border Partners, L.P.'s Form 8-K filed March 31, 2006, which description is incorporated herein by reference.


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ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Concurrent with the completion of ONEOK's purchase of Northwest Border Pipeline Company ("Northwest Border") on April 6, 2006, as more fully described in Item 8.01 of this Form 8-K, Paul E. Miller resigned as a member of Northern Border Partners' partnership policy committee and John W. Gibson was appointed by Northwest Border as a member of Northern Border Partners' partnership policy committee.

         Effective as of April 7, 2006, Mr. Cordes, appointed as chief executive officer in 2000, and Jerry L. Peters, appointed as chief financial and accounting officer in 1994 will transition to new roles with Northern Border Partners as noted below.

         Effective as of April 7, 2006, the following officers were appointed to the following Northern Border Partners' positions:

                  Name                   Position
                  ----                   --------

                  David L. Kyle          Chairman and Chief Executive Officer
                  John W. Gibson         President and Chief Operating Officer
                  James C. Kneale        Executive Vice President and Chief
                                         Financial Officer
                  Jerry L. Peters        Senior Vice President, Chief Accounting
                                         Officer, and Treasurer
                  John R. Barker         Executive Vice President, General
                                         Counsel and Secretary
                  Janet K. Place         Vice President, Associate General
                                         Counsel and Assistant Secretary,
                                         Northern Border Pipeline
                  William R. Cordes      President, Northern Border Pipeline

                  The biographical information for Mr. Kyle, Mr. Peters, Ms. Place and Mr. Cordes are included under the caption "Directors and Executive Officers of the Registrant" in Northern Border Partners' Annual Report on Form 10-K for the year ended December 31, 2005 filed on March 7, 2006, which information is incorporated herein by reference.

                  John W. Gibson, age 53. Mr. Gibson is president of ONEOK Energy Companies, which includes ONEOK's gathering and processing, natural gas liquids, pipelines and storage and energy services business segments, some of which have been acquired by Northern Border Partners in the transactions described more fully in Item 2.01 above. He was appointed to that position in 2005. He holds that position in addition to his appointment as President, Chief Operation Officer and Partnership Policy Committee Member with Northern Border Partners. Prior to that, he was President, Energy from 2000 to 2005 for ONEOK.

                  James C. Kneale, age 54, In addition to his appointment as Executive Vice President and Chief Financial Officer of Northern Border Partners, Mr. Kneale is the Executive Vice President-Finance and Administration and Chief Financial Officer for ONEOK. He was appointed to that position in 2004. From 1999 to 2000 he was Vice President, Treasurer and Chief Financial Officer and from 2001 to 2004 Senior Vice President, Treasurer and Chief Financial Officer for ONEOK.

                  John R. Barker, age 58. In addition to his appointment as Executive Vice President, General Counsel and Secretary with Northern Border Partners, Mr. Barker is Senior Vice President, General Counsel and Assistant Secretary for ONEOK having been appointed to that position in 2004. From 1994 to 2004, he was a stockholder, President and Director of Gable & Gotwals, a law firm located in Tulsa, Oklahoma.

         None of the individuals named in this Item 5.02 as new member of Northern Borders Partners' partnership policy committee or new executive officers of Northern Border Partners have a material interest in any of the transactions described in this Form 8-K between Northern Borders Partners or its subsidiaries and ONEOK or its subsidiaries or in any other agreement between Northern Border Partners or its subsidiaries and ONEOK or its subsidiaries.

         All of the officers noted above are parties to ONEOK's standard termination agreement for all officers, which form of agreement is filed herewith as Exhibit 10.6. Each termination agreement has an initial one-year term from the date the agreement was entered into and is automatically extended in one-year increments after the expiration of the initial term unless ONEOK provides notice to the officer or the officer provides notice to ONEOK at least 90 days before January 1 preceding any termination date of the agreement that the party providing notice does not wish to extend the term. If a "change in control" of ONEOK occurs, the term of each termination agreement will not expire for at least three years after the change in control.

         Under the termination agreements, severance payments and benefits are payable if the officer's employment is terminated by ONEOK without "just cause" or by the officer for "good reason" at any time during the three years after a change in control or, in the case of Mr. Kyle, for any reason by Mr. Kyle within 12 months after the first year following a change in control. In general, severance payments and benefits include a lump sum payment in an amount equal to
(1) three times the aggregate of the officer's annual salary as then in effect and the greater of the amount of the officer's bonus received in the prior year or the officer's target bonus for the then current period, plus (2) a prorated portion of the officer's targeted short-term incentive compensation. The officer would also be entitled to accelerated vesting of retirement and other benefits under our Supplemental Executive Retirement Plan, and continuation of welfare benefits for 36 months. In the case of Messrs. Kyle and Kneale, ONEOK will make gross up payments to them to cover any excise taxes due if any portion of their severance payments constitutes excess parachute payments. For each of the other named executive officers, severance payments will be reduced if the net after-tax benefit to such named executive officer exceeds the net after-tax benefit if such reduction were not made. ONEOK will make gross up payments to such officers only if the severance payments, as reduced, are subsequently deemed to constitute excess parachute payments.

         For the purposes of these agreements, a "change in control" generally means any of the following events:

         o an acquisition of ONEOK's voting securities by any person that results in the person having beneficial ownership of 20% or more of the combined voting power of ONEOK's outstanding voting securities, other than an acquisition directly from ONEOK;

         o the current members of ONEOK's Board of Directors, and any new director approved by a vote of at least two-thirds of ONEOK's Board, cease for any reason to constitute at least a majority of ONEOK's Board, other than in connection with an actual or threatened proxy contest (collectively, the "Incumbent Board");

         o a merger, consolidation or reorganization with us or in which we issue securities, unless (a) ONEOK's shareholders immediately before the transaction, as a result of the transaction, own, directly or indirectly, at least 50% of the combined voting power of the voting securities of the company resulting from the transaction, (b) the members of ONEOK's Incumbent Board after the execution of the transaction agreement constitute at least a majority of the members of the ONEOK Board resulting from the transaction, or (c) no person other than persons who, immediately before the transaction owned 30% or more of ONEOK outstanding voting securities, has beneficial ownership of 30% or more of the outstanding voting securities of ONEOK resulting from the transaction; or

         o ONEOK's complete liquidation or dissolution or the sale or other disposition of all or substantially all of ONEOK's assets.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

         On April 6, 2006, Northern Border Partners amended its amended and restated agreement of limited partnership (the "MLP Partnership Agreement Amendment") to provide for the issuance of the Class B units, a new class of equity securities that is entitled to the same distribution rights as the outstanding common units, but will have limited voting rights and will be subordinated related to the minimum quarterly distribution to the common units. The form of Class B unit is filed as Exhibit 4.1 hereto.

         We will hold a special election for holders of common units as soon as practical, but within 12 months of issuing the Class B units, to approve the conversion of the Class B units into common units and to approve certain amendments to our amended and restated agreement of limited partnership. The proposed amendments grant voting rights for common units held by our general partner if a vote is held to remove our general partner and require fair market value compensation for the general partner interest if the general partner is removed.

         If the common unitholders do not approve the conversion and the amendments, the Class B unit distribution rights would increase to 115% of the distribution paid on the common units. If the conversion and the amendments are approved by the common unitholders, the Class B units will convert into common units on a one-for-one basis.

         The description of the MLP Partnership Agreement Amendment set forth under this Item 5.03 is qualified in its entirety by reference to the complete terms of the MLP Partnership Agreement Amendment, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

           On April 6, 2006, ONEOK and Northern Border Partners issued a joint press release announcing the completion of transactions referenced in this Form 8-K, a copy of which is furnished and attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

         ONEOK previously announced that its wholly owned subsidiary, Northern Plains, had entered into a Purchase and Sale Agreement (the "TransCanada Agreement") with TransCan, an affiliate of TransCanada Corporation. Pursuant to the TransCanada Agreement, ONEOK agreed to purchase all of the issued and outstanding common stock of Northwest Border, an affiliate of TransCanada Corporation that holds 17.5 % of the general partner interest in Northern Border Partners. On April 6, 2006, ONEOK completed the purchase of Northwest Border pursuant to the TransCanada Agreement. As a result, ONEOK indirectly owns 100% of Northern Border Partners' general partnership interest.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements of business acquired.

            In accordance with Item 9.01(a)(4) of Form 8-K, the required financial statements with respect to the ONEOK Transactions will be provided within 71 calendar days of April 12, 2006.

      (b)   Pro forma financial information.

            In accordance with Item 9.01(b)(2) of Form 8-K, the required pro forma financial information with respect to the ONEOK Transactions and the sale of the NBPL Partnership Interest will be provided within 71 calendar days of April 12, 2006.

      (d)   Exhibits.

   EXHIBIT
   NUMBER            DESCRIPTION OF EXHIBIT
-------------- -----------------------------------------------------------------
   *#2.1       Contribution Agreement by and among ONEOK, Inc., Northern Border
               Partners, L.P. and Northern Border Intermediate Limited
               Partnership dated February 14, 2006 (incorporated by reference to
               Exhibit 2.1 to Northern Border Partners, L.P.'s Form 10-K filed on March 7, 2006 (File No. 1-12202)).

    #2.2       First Amendment to Contribution Agreement by and among ONEOK,
               Inc., Northern Border Partners, L.P. and Northern Border
               Intermediate Limited Partnership dated April 6, 2006.

   *#2.3       Purchase and Sale Agreement by and between ONEOK, Inc. and
               Northern Border Partners, L.P. dated February 14, 2006
               (incorporated by reference to Exhibit 2.2 to Northern Border
               Partners, L.P.'s Form 10-K filed on March 7, 2006 (File No.
               1-12202)).

    #2.4       First Amendment to Purchase and Sale Agreement by and between
               ONEOK, Inc. and Northern Border Partners, L.P. dated April 6,
               2006.

   *#2.5       Partnership Interest Purchase and Sale Agreement by and between
               Northern Border Intermediate Limited Partnership and TC Pipeline
               Intermediate Limited Partnership dated as of December 31, 2005
               (incorporated by reference to Exhibit 2.3 to Northern Border
               Partners, L.P.'s Form 10-K filed on March 7, 2006 (File No.
               1-12202)).

    3.1        Amendment No. 1 to Amended and Restated Agreement of Limited
               Partnership of Northern Border Partners, L.P. dated April 6,
               2006.

    4.1        Form of Class B unit certificate.

    10.1       364-Day Credit Agreement dated April 6, 2006, by and among
               Northern Border Partners, L.P., the several banks and other financial institutions and lenders from time to time party hereto, SunTrust Bank, as Administrative Agent, Citicorp North
               America, Inc., as Syndication Agent and Bank of Montreal (doing business as Harris Nesbitt), UBS Loan Finance LLC, and Wachovia
               Bank, National Association, as Co-Documentation Agents.

   *10.2       First Amended and Restated General Partnership Agreement of
               Northern Border Pipeline Company dated April 6, 2006 by and between Northern Border Intermediate Limited Partnership and TC
               Pipelines Intermediate Limited Partnership (incorporated by reference to Exhibit 3.1 to Northern Border Pipeline Company's
               Form 8-K filed April 7, 2006 (File No. 333-87753)).

    10.3       Services Agreement dated April 6, 2006, by and among ONEOK, Inc.,
               Northern Plains Natural Gas Company, LLC, NBP Services, LLC,
               Northern Border Partners, L.P. and Northern Border Intermediate
               Limited Partnership.

   *10.4 Consent and Amendment to Operating Agreement dated April 6, 2006, by and between Northern Border Pipeline Company and Northern
               Plains Natural Gas Company, LLC (incorporated by reference to
               Exhibit 10.2 to Northern Border Pipeline Company's Form 8-K filed
               April 7, 2006 (File No. 333-87753)).

   *10.5       Operating Agreement dated April 6, 2006, by and between Northern
               Border Pipeline Company and TransCan Northwest Border Ltd.
               (incorporated by reference to Exhibit 10.3 to Northern Border
               Pipeline Company's Form 8-K filed April 7, 2006 (File No.
               333-87753)).

   *10.6 Form of Termination Agreement with ONEOK, Inc. (incorporated by reference to Exhibit 99.1 to Northern Border Partners' current report on Form 8-K filed on January 11, 2005 (File No. 1-12202)).

    99.1 ONEOK, Inc. and Northern Border Partners, L.P. joint press release dated April 6, 2006.

# Northern Border Partners agrees to furnish supplementally to the Securities and Exchange Commission, upon request, any schedules and exhibits to this agreement, as set forth in the Table of Contents of the agreement, that have not been filed herewith pursuant to Item 601(b)(2) of Regulation S-K.

* Indicates exhibits incorporated by reference as indicated; all other exhibits are filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORTHERN BORDER PARTNERS, L.P.

Date:  April 12, 2006                       By: /s/ Jim Kneale
                                            ------------------------------------
                                            Jim Kneale
                                            Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)

                                  EXHIBIT INDEX

   EXHIBIT
   NUMBER            DESCRIPTION OF EXHIBIT
-------------- -----------------------------------------------------------------
   *#2.1       Contribution Agreement by and among ONEOK, Inc., Northern Border
               Partners, L.P. and Northern Border Intermediate Limited
               Partnership dated February 14, 2006 (incorporated by reference to
               Exhibit 2.1 to Northern Border Partners, L.P.'s Form 10-K filed on March 7, 2006 (File No. 1-12202)).

    #2.2       First Amendment to Contribution Agreement by and among ONEOK,
               Inc., Northern Border Partners, L.P. and Northern Border
               Intermediate Limited Partnership dated April 6, 2006.

   *#2.3       Purchase and Sale Agreement by and between ONEOK, Inc. and
               Northern Border Partners, L.P. dated February 14, 2006
               (incorporated by reference to Exhibit 2.2 to Northern Border
               Partners, L.P.'s Form 10-K filed on March 7, 2006 (File No.
               1-12202)).

    #2.4       First Amendment to Purchase and Sale Agreement by and between
               ONEOK, Inc. and Northern Border Partners, L.P. dated April 6,
               2006.

   *#2.5       Partnership Interest Purchase and Sale Agreement by and between
               Northern Border Intermediate Limited Partnership and TC Pipeline
               Intermediate Limited Partnership dated as of December 31, 2005
               (incorporated by reference to Exhibit 2.3 to Northern Border
               Partners, L.P.'s Form 10-K filed on March 7, 2006 (File No.
               1-12202)).

    3.1        Amendment No. 1 to Amended and Restated Agreement of Limited
               Partnership of Northern Border Partners, L.P. dated April 6,
               2006.

    4.1        Form of Class B unit certificate.

    10.1       364-Day Credit Agreement dated April 6, 2006, by and among
               Northern Border Partners, L.P., the several banks and other financial institutions and lenders from time to time party hereto, SunTrust Bank, as Administrative Agent, Citicorp North
               America, Inc., as Syndication Agent and Bank of Montreal (doing business as Harris Nesbitt), UBS Loan Finance LLC, and Wachovia
               Bank, National Association, as Co-Documentation Agents.

   *10.2       First Amended and Restated General Partnership Agreement of
               Northern Border Pipeline Company dated April 6, 2006 by and between Northern Border Intermediate Limited Partnership and TC
               Pipelines Intermediate Limited Partnership (incorporated by reference to Exhibit 3.1 to Northern Border Pipeline Company's
               Form 8-K filed April 7, 2006 (File No. 333-87753)).

    10.3       Services Agreement dated April 6, 2006, by and among ONEOK, Inc.,
               Northern Plains Natural Gas Company, LLC, NBP Services, LLC,
               Northern Border Partners, L.P. and Northern Border Intermediate
               Limited Partnership.

   *10.4 Consent and Amendment to Operating Agreement dated April 6, 2006, by and between Northern Border Pipeline Company and Northern
               Plains Natural Gas Company, LLC (incorporated by reference to
               Exhibit 10.2 to Northern Border Pipeline Company's Form 8-K filed
               April 7, 2006 (File No. 333-87753)).

   *10.5       Operating Agreement dated April 6, 2006, by and between Northern
               Border Pipeline Company and TransCan Northwest Border Ltd.
               (incorporated by reference to Exhibit 10.3 to Northern Border
               Pipeline Company's Form 8-K filed April 7, 2006 (File No.
               333-87753)).

   *10.6 Form of Termination Agreement with ONEOK, Inc. (incorporated by reference to Exhibit 99.1 to Northern Border Partners' current report on Form 8-K filed on January 11, 2005 (File No. 1-12202)).

    99.1 ONEOK, Inc. and Northern Border Partners, L.P. joint press release dated April 6, 2006.

# Northern Border Partners agrees to furnish supplementally to the Securities and Exchange Commission, upon request, any schedules and exhibits to this agreement, as set forth in the Table of Contents of the agreement, that have not been filed herewith pursuant to Item 601(b)(2) of Regulation S-K.

* Indicates exhibits incorporated by reference as indicated; all other exhibits are filed herewith.